UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2006
 Date of Report (Date of earliest event reported):

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 5, 2006, James Sullivan notified 8x8, Inc. (the "Company") of his resignation as its Chief Financial Officer effective as of June 30, 2006. Such resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

A copy of the Company's press release announcing Mr. Sullivan's resignation is attached as Exhibit 99.1 and is incorporated by reference as additional disclosure under this Item.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
99.1	Press release dated June 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 7, 2006

8X8, INC.

By: /s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1*	Press release dated June 7, 2006

*    Also provided in PDF format as a courtesy.